EXHIBIT 99.1




NAME AND ADDRESS OF REPORTING PERSON:

                     SC Fundamental Value Fund, L.P.
                     747 Third Avenue
                     27th Floor
                     New York, New York 10017

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                     Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:

                     April 28, 2005

Explanation of Responses:

     This Form 4 is filed by SC Fundamental Value Fund, L.P. ("Fund"), SC Fundamental LLC ("SCFLLC"), SC Fundamental Value BVI, LTD., SC - BVI Partners, PMC-BVI, Inc., SC Fundamental BVI, Inc., Peter M. Collery ("Collery"), Neil H. Koffler ("Koffler") and John T. Bird ("Bird") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of Tengasco, Inc.


                                               Amount of
                                               Securities                  Ownership
                                           Beneficially Owned                Form:
                                           Following Reported            Direct (D) or            Nature of Indirect
         Reporting Person                    Transaction(s)               Indirect (I)           Beneficial Ownership
         ----------------                    --------------               ------------           --------------------
   SC Fundamental Value Fund, L.P.             3,187,870                        D
   SC Fundamental LLC                          3,187,870                        I                         (1)
   Peter M. Collery                            3,187,870                        I                         (2)
   Neil H. Koffler                             3,187,870                        I                         (3)
   John T. Bird                                3,187,870                        I                         (4)
   SC Fundamental Value BVI, Ltd.              2,608,230                        D
   SC-BVI Partners                                None
   SC Fundamental BVI, Inc.                       None
   PMC-BVI, Inc.                                  None



(1) Includes shares owned by the Fund. SCFLLC is the general partner of the Fund.
(2)   Includes shares owned by SCFLLC.  Collery is a member of SCFLCC.
(3)   Includes shares owned by SCFLLC.  Koffler is a member of SCFLCC.
(4)   Includes shares owned by SCFLLC.  Bird is a member of SCFLLC.


Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION


NAME:       SC Fundamental Value Fund, L.P.

ADDRESS:    747 Third Avenue
            27th Floor
            New York, New York  10017

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.


SIGNATURE:   SC Fundamental Value Fund, L.P.

             By: SC Fundamental LLC,
                 as General Partner

             By: /s/ Neil H. Koffler
                 -------------------------------
                 Neil H. Koffler
                 Member



Dated: May 2, 2005

                             JOINT FILER INFORMATION


NAME:      SC Fundamental LLC

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.




SIGNATURE:    SC Fundamental LLC

              By: /s/ Neil H. Koffler
                  --------------------------------
                  Neil H. Koffler
                  Member


Dated: May 2, 2005

                             JOINT FILER INFORMATION


NAME:       SC Fundamental Value BVI, Ltd.

ADDRESS:    c/o Citco Fund Services (Cayman Islands) Ltd.
            Corporate Center
            West Bay Road
            Grand Cayman, Cayman Islands

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:    SC Fundamental Value BVI, Ltd.

              By: SC Fundamental BVI, Inc.,
                  as managing general partner of
                  investment manager

              By: /s/ Neil H. Koffler
                  ----------------------------------
                  Neil H. Koffler
                  Vice President



Dated: May 2, 2005

                             JOINT FILER INFORMATION




NAME:      SC Fundamental BVI, Inc.

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:   SC Fundamental BVI, Inc.

             By: /s/ Neil H. Koffler
                 ---------------------------------
                 Neil H. Koffler
                 Vice President



Dated: May 2, 2005

                             JOINT FILER INFORMATION




NAME:      SC - BVI Partners

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:   SC - BVI Partners

             By: SC Fundamental BVI, Inc.,
                 as managing general partner

             By: /s/ Neil H. Koffler
                 ----------------------------------
                 Neil H. Koffler
                 Vice President



Dated: May 2, 2005

                             JOINT FILER INFORMATION




NAME:      PMC - BVI, Inc.

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:    PMC - BVI, Inc.

              By: /s/ Neil H. Koffler
                  ---------------------------------
                  Neil H. Koffler
                  Secretary



Dated: May 2, 2005

                             JOINT FILER INFORMATION




NAME:      Peter M. Collery

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE: /s/ Neil H. Koffler
           -------------------------------------
           Neil H. Koffler as
           Attorney-in-fact for Peter Collery



Dated: May 2, 2005

                             JOINT FILER INFORMATION




NAME:      Neil H. Koffler

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE: /s/ Neil H. Koffler
           ----------------------------------
           Neil H. Koffler



Dated: May 2, 2005

                             JOINT FILER INFORMATION


NAME:      John T. Bird

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EARLIEST TRANSACTION REQUIRED TO BE REPORTED:  April 28, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.


SIGNATURE: /s/ Neil H. Koffler
           -------------------------
           Neil H. Koffler as
           Attorney-in-fact for John T. Bird



Dated: May 2, 2005













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